SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 10, 2010
THE TIMKEN COMPANY

(Exact Name of Registrant as Specified in its Charter)
Ohio

(State or Other Jurisdiction of Incorporation)

1-1169	34-0577130
(Commission File Number)	(I.R.S. Employer Identification No.)
1835 Dueber Avenue, S.W., Canton, Ohio 44706-2798

(Address of Principal Executive Offices) (Zip Code)
(330) 438-3000

(Registrant’s Telephone Number, Including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement
Item 1.02 Termination of a Material Definitive Agreement
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
          On November 10, 2010, certain subsidiaries of The Timken Company (the “Company”) entered into a $150 million Receivables Purchase Agreement (the “RPA”) with Fifth Third Bank and The Bank of Tokyo-Mitsubishi UFJ. Ltd., New York Branch (“BTMU”), as Managing Agents, and BTMU, as Agent. Under the terms of the RPA and certain related receivables sale agreements (collectively, the “Asset Securitization Facility”), The Timken Corporation and MPB Corporation, wholly owned subsidiaries of the Company, sell, on an ongoing basis, certain trade receivables to Timken Receivables Corporation, another wholly owned subsidiary, that in turn sells undivided interests, and grants security interests, in the trade receivables to a vehicle that issues commercial paper in the short-term commercial paper market and to other financial institutions. Availability under the RPA is limited by certain calculations relating principally to the outstanding balance of eligible receivables. The Asset Securitization Facility matures on November 10, 2012 and replaces the Company’s previous asset securitization facility dated as of December 30, 2005.
          As of November 10, 2010, there were no amounts outstanding under the Asset Securitization Facility. Any amounts outstanding under this facility would be reported on the Company’s consolidated balance sheet under short-term debt.
          A copy of the Receivables Purchase Agreement is filed as Exhibit 10.1 hereto. Copies of the Receivables Sale Agreements are filed as Exhibits 10.2 and 10.3 hereto. The foregoing description of the Asset Securitization Facility does not purport to be complete and is qualified in its entirety by reference to the full text of the Receivables Purchase Agreement and the Receivables Sale Agreements, which are incorporated by reference herein.
Item 9.01 Financial Statements and Exhibits
Exhibits

(10.1)	Receivables Purchase Agreement dated as of November 10, 2010 among: Timken Receivables Corporation, The Timken Corporation, the Purchasers from time to time parties thereto, Fifth Third Bank and The Bank of Tokyo-Mitsubishi UFJ, Ltd., New York Branch.

(10.2)	Second Amended and Restated Receivables Sale Agreement dated as of November 10, 2010 between The Timken Corporation and Timken Receivables Corporation.

(10.3)	Receivables Sale Agreement dated as of November 10, 2010 between MPB Corporation and Timken Receivables Corporation.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE TIMKEN COMPANY
By:	/s/ William R. Burkhart
William R. Burkhart
Senior Vice President and General Counsel

Date: November 10, 2010

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